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                                                            EXHIBIT 1


                              JOINT FILING AGREEMENT


          Pursuant to Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the Schedule 13D and any amendments thereto, relating to the Common Stock, par value $.01 per share, of Harris Computer Systems Corporation and the inclusion of this Joint Filing Agreement as an Exhibit to such Joint Filings. Each party to this Joint Filing Agreement expressly authorizes each other party to file on its behalf any and all amendments to such Statement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

Dated:  March 8, 1996


                            TUDOR INVESTMENT CORPORATION



                            By:  /s/ Andrew S. Paul
                                 -------------------
                            Name:  Andrew S. Paul
                            Title: Vice President &
                                   General Counsel



                             /s/ Paul Tudor Jones, II
                             ------------------------
                            Paul Tudor Jones, II



                            THE RAPTOR GLOBAL FUND LTD.

                            By: TUDOR INVESTMENT CORPORATION,
                                  Trading Advisor



                                By:  /s/ Andrew S. Paul
                                     ------------------
                                Name:  Andrew S. Paul
                                Title: Vice President &
                                       General Counsel

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                            THE RAPTOR GLOBAL FUND L.P.

                            By: TUDOR INVESTMENT CORPORATION,
                                  General Partner



                                By: /s/ Andrew S. Paul
                                    --------------------
                                Name:  Andrew S. Paul
                                Title: Vice President &
                                       General Counsel


                            TUDOR ARBITRAGE PARTNERS L.P.

                            By: TUDOR GLOBAL TRADING LLC,
                                  General Partner


                                By:
                                    /s/ Andrew S. Paul
                                    --------------------
                                Name:  Andrew S. Paul
                                Title: Vice President &
                                       General Counsel


                            By: TUDOR GLOBAL TRADING LLC



                                By: /s/ Andrew S. Paul
                                    --------------------
                                Name:  Andrew S. Paul
                                Title: Vice President &
                                       General Counsel


                            TUDOR BVI FUTURES, LTD.

                            By: TUDOR INVESTMENT CORPORATION,
                                  Trading Advisor



                                By: /s/ Andrew S. Paul
                                    --------------------
                                Name:  Andrew S. Paul
                                Title: Vice President &
                                       General Counsel